EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation and its affiliated trust, Navistar Financial Dealer Note Master Owner Trust II, are incorporated herein by reference.

10.90
Purchase Agreement, dated as of November 2, 2017, among Navistar International Corporation, Navistar, Inc. and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated November 2, 2017 and filed on November 8, 2017. Commission File No. 001-09618.

10.91
Senior Secured Term Loan Facility Credit Agreement, dated as of November 6, 2017, among Navistar International Corporation, Navistar Inc. and J.P. Morgan Chase Bank, N.A. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated November 2, 2017 and filed on November 8, 2017. Commission File No. 001-09618.

10.92
First Amendment to Loan Agreement, dated November 6, 2017, between Navistar International Corporation and The County of Cook, Illinois. Filed as Exhibit 10.3 to the Current Report on Form 8-K dated November 2, 2017 and filed on November 8, 2017. Commission File No. 001-09618.

10.93
First Amendment to Loan Agreement, dated November 6, 2017, between Navistar International Corporation and the Illinois Finance Authority. Filed as Exhibit 10.4 to the Current Report on Form 8-K dated November 2, 2017 and filed on November 8, 2017. Commission File No. 001-09618.

10.94
Amendment No. 10 to the Note Purchase Agreement and Amendment No. 1 to Fifth Amended and Restated Fee Letter, dated as of December 21, 2017, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Ltd., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated December 21, 2017 and filed on December 22, 2017. Commission File No. 001-09618.

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiaries, Navistar Financial Corporation, Navistar Financial, S.A. de C.V. and Sociedad Financiera De Objeto Multiple, Entidad Regulada, are filed herewith:

10.95
Amendment No. 2 to the Third Amended and Restated Credit Agreement, dated as of December 13, 2017, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A.,as administrative agent, and Bank of America, N.A., as syndication agent.

10.96	Amendment No. 1 to the Senior Secured Term Loan Facility Credit Agreement, dated as of January 19, 2018, among Navistar International Corporation, Navistar Inc. and J.P. Morgan Chase Bank, N.A.

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